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                                                                   EXHIBIT 10.20

                            NEGATIVE PLEDGE AGREEMENT

         This Negative Pledge Agreement is made as of September 19, 2003, by and between Novacept, a California corporation ("Borrower") and Silicon Valley Bank ("Bank").

In connection with, among other documents, the Loan and Security Agreement (the "Loan Documents") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:

         1. Borrower shall not without the Bank's prior written consent, other than a transfer of non-exclusive licenses and exclusive licenses limited to geographical territories outside of the United States or specific fields of use in the ordinary course of business and other than Permitted Liens, sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

                  (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

                  (b) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

                  (c) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (d) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

                  (e) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications;

                  (f) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation;

                  (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

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                  (h)      All licenses or other rights to use any of the
                           Copyrights, Patents, Trademarks or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

                  (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

                  (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

         2. It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

         3. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.

                                          BORROWER:

                                          NOVACEPT

                                          By: /s/ Edward W. Unkart
                                             -------------------------------

                                          Name: Edward W. Unkart

                                          Title: VP

                                          BANK:

                                          SILICON VALLEY BANK

                                          By: /s/ Mercy Forde
                                             -------------------------------

                                          Name: Mercy Forde

                                          Title: Vice President

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